NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Supplement dated June 27, 2018 to the Prospectus of the Natixis Seeyond International Minimum

Volatility ETF (the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective immediately, the following paragraph within the section “Net Asset Value” is hereby amended and restated as follows:

Foreign denominated assets and liabilities are translated into U.S. dollars based upon the World Market or “WM-11” foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser and Subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Supplement dated June 27, 2018 to the Statement of Additional Information of the Natixis Seeyond International

Minimum Volatility ETF (the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective immediately, the following paragraph within the section “Net Asset Value” is hereby amended and restated as follows:

Foreign denominated assets and liabilities are translated into U.S. dollars based upon the World Market or “WM-11” foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser and Subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Valuation for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluations prices from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services.